EXHIBIT 10.20
SIXTH AMENDMENT TO CREDIT AGREEMENT
          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 22, 2006 (this “Amendment”), is between Origen Financial L.L.C., a Delaware limited liability company (together with its successors and assigns, the “Borrower”), and JPMorgan Chase Bank, N.A. (together with its successors and assigns, the “Lender”).
RECITALS
          A. The Borrower and the Lender are parties to a Credit Agreement dated as of July 25, 2002, as amended by a First Amendment to Credit Agreement dated June 27, 2003, a waiver letter dated August 29, 2003, a Second Amendment to Credit Agreement dated October 23, 2003, a Third Amendment to Credit Agreement dated as of December 31, 2003, a Fourth Amendment to Credit Agreement dated as of December 31, 2004 and a Fifth Amendment to Credit Agreement dated as of December 23, 2005 (the “Credit Agreement”).
          B. The Borrower desires to extend and amend the Credit Agreement as set forth herein and the Lender is willing to do so strictly in accordance with the terms hereof.
TERMS
          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
ARTICLE 1.
AMENDMENTS
          Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:
          1.1 The definitions of Alternate Base Rate and Termination Date in Article I of the Credit Agreement are restated as follows:
          “Alternate Base Rate” means, for any day, a rate of interest per annum equal to the higher of (i) the prime rate of interest announced from time to time by the Lender or by its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes, minus 0.50% per annum and (ii) the federal funds effective rate (as published by the Federal Reserve Bank of New York) for such day.
          “Termination Date” means December 31, 2007.
          1.2 Notwithstanding anything in Credit Agreement to the contrary, the amount of the Commitment is reduced to $4,000,000, and the amount of the Commitment set forth opposite the Lender’s signature to the Credit Agreement is amended to equal $4,000,000.

          1.3 Notwithstanding anything in Credit Agreement to the contrary, all Loans shall be Alternate Base Rate Loans.
ARTICLE 2.
REPRESENTATIONS
          The Borrower represents and warrants to the Lender that:
          2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of any articles or certificate of organization, operating or other management agreement or other organizational documents of the Borrower, or any undertaking to which it is a party or by which it is bound.
          2.2 This Amendment is the legal, valid and binding obligation of it, and, when executed by the Lender, enforceable against it in accordance with the terms hereof.
          2.3 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement (including without limitation Section 5.10 and all other representations in Article V of the Credit Agreement) and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.
          2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.
ARTICLE 3.
CONDITIONS OF EFFECTIVENESS
          This Amendment become effective as of the date hereof when each of the following has been satisfied:
          3.1 This Amendment shall be signed by the Borrower and the Lender;
          3.2 Each party to the Consent and Agreement at the end of this Amendment shall have executed such Consent and Agreement; and
          3.3 Board of director resolutions of the Borrower approving this Amendment and in form and substance acceptable to the Lender shall have been delivered to the Lender.
ARTICLE 4.
MISCELLANEOUS
          4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be references to the Credit Agreement as amended hereby and as further amended from time to time.
          4.2 Except as expressly amended hereby, the Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
          4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Without limiting the definition of Loan Documents, this Amendment and all other amendments to the Credit Agreement are Loan Documents.
          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

ORIGEN FINANCIAL L.L.C.
By:	/s/ W. Anderson Geater, Jr.
	Print Name:	W. Anderson Geater, Jr.
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A.
By:	/s/ Timothy E. Rettberg
	Print Name:	Timothy E. Rettberg
	Title:	Vice President

CONSENT AND AGREEMENT
          As of the date and year first above written, each of the undersigned hereby:
          (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;
          (b) agrees that its Guaranty, Subordination Agreement and all other Loan Documents to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect thereto;
          (c) acknowledges that its consent and agreement hereto is a condition to the Lender’s obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement;
          (d) the execution, delivery and performance of this Consent and Agreement is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Certificate of Incorporation, By-laws or partnership agreement, as the case may be, or any undertaking to which it is a party or by which it is bound; and
          (e) this consent and Agreement is the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with the terms hereof.

ORIGEN FINANCIAL, INC.
By:	/s/ W. Anderson Geater, Jr.
	Print Name:	W. Anderson Geater, Jr.
	Title:	Chief Financial Officer

ORIGEN SERVICING, INC.
By:	/s/ W. Anderson Geater, Jr.
	Print Name:	W. Anderson Geater, Jr.
	Title:	Chief Financial Officer

4